UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 31, 2016

GS Mortgage Securities Trust 2016-GS2
(Exact name of issuing entity)
(Central Index Key Number 0001671740)

GS Mortgage Securities Corporation II
(Exact name of the depositor as specified in its charter)
(Central Index Key Number 0001004158)

Goldman Sachs Mortgage Company
(Exact name of the sponsor as specified in its charters)
(Central Index Key Number 0001541502)

Delaware	333-207677	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of depositor)	No. of depositor)
200 West Street New York, New York
10282
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 31, 2016, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee, of GS Mortgage Securities Trust 2016-GS2, Commercial Mortgage Pass-Through Certificates, Series 2016-GS2 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $648,368,000, were sold to Goldman, Sachs & Co. (“GS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co. and Academy, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 17, 2016 (the “Underwriting Agreement”), among the Depositor and the Underwriters. GS&Co. is acting as the lead manager. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated May 18, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $102,275,230, were sold to GS&Co., Academy, Drexel, J.P. Morgan Securities LLC (“JPMS”) and Deutsche Bank Securities Inc. (together with GS&Co., Academy, Drexel and JPMS, in such capacities, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of May 17, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2016-GS2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 115 commercial and multifamily properties (the “Mortgaged Properties”). The Mortgage Loans were acquired by the Depositor from Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2016 (the “Mortgage Loan Purchase Agreement”), between the Depositor and GSMC.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Twenty Ninth Street,” “Panorama Corporate Center,” “Veritas Multifamily Pool 2” and “Residence Inn and SpringHill Suites North Shore” will be serviced and administered pursuant to (i) the Pooling and Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.4, 4.5, 4.6 and 4.7, respectively.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Veritas Multifamily Pool 1” will be serviced pursuant to (i) a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of March

18, 2016, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, as special servicer and as certificate administrator, and Wilmington Trust, National Association, as trustee, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.3.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GSMC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,375,636, were approximately $788,728,951. Of the expenses paid by the Depositor, approximately $938,304 were paid directly to affiliates of the Depositor, approximately $1,138,304 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $175,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,062,332 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor's Prospectus, dated May 18, 2016. The related registration statement (file no. 333-207677) was originally declared effective on December 17, 2015 In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit 1	Underwriting Agreement, dated as of May 17, 2016, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee.

Exhibit 4.2	Trust and Servicing Agreement, dated as of March 18, 2016, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, as special servicer and as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Amended and Restated Co-Lender Agreement, dated as of May 1, 2016, between Wilmington Trust, National Association, solely in its capacity as Trustee, for the Benefit of the Holders of the GS Mortgage Securities Corporation Trust 2016-RENT, Commercial Mortgage Pass-Through Certificates, Series 2016-RENT, as Note A-1 Holder, GS Commercial Real Estate LP, as Initial Note A-2 Holder, GS Commercial Real Estate LP, as Initial Note A-3 Holder, and Wilmington Trust, National Association, solely in its capacity as Trustee, for the Benefit of the Holders of the GS Mortgage Securities Corporation Trust 2016-RENT, Commercial Mortgage Pass-Through Certificates, Series 2016-RENT, as Note B Holder.

Exhibit 4.4	Agreement Between Noteholders, dated as of March 8, 2016, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.

Exhibit 4.5	Co-Lender Agreement, dated as of May 1, 2016, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.

Exhibit 4.6	Amended and Restated Agreement Between Noteholders, dated as of May 1, 2016, between GS Commercial Real Estate LP, as Note A-1 Holder, GS Commercial Real Estate LP, as Note A-2 Holder, and Forethought Life Insurance Company, as Note B Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of May 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 31, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 31, 2016 (included as part of Exhibit 5).

Exhibit 10	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated May 31, 2016 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated May 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2016	GS MORTGAGE SECURITIES
CORPORATION II (Registrant)

By: /s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of May 17, 2016, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as a special servicer, Rialto Capital Advisors, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee.	(E)
4.2	Trust and Servicing Agreement, dated as of March 18, 2016, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, as special servicer and as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.3	Amended and Restated Co-Lender Agreement, dated as of May 1, 2016, between Wilmington Trust, National Association, solely in its capacity as Trustee, for the Benefit of the Holders of the GS Mortgage Securities Corporation Trust 2016-RENT, Commercial Mortgage Pass-Through Certificates, Series 2016-RENT, as Note A-1 Holder, GS Commercial Real Estate LP, as Initial Note A-2 Holder, GS Commercial Real Estate LP, as Initial Note A-3 Holder, and Wilmington Trust, National Association, solely in its capacity as Trustee, for the Benefit of the Holders of the GS Mortgage Securities Corporation Trust 2016-RENT, Commercial Mortgage Pass-Through Certificates, Series 2016-RENT, as Note B Holder.	(E)
4.4	Agreement Between Noteholders, dated as of March 8, 2016, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.	(E)

4.5	Co-Lender Agreement, dated as of May 1, 2016, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.	(E)
4.6	Amended and Restated Agreement Between Noteholders, dated as of May 1, 2016, between GS Commercial Real Estate LP, as Note A-1 Holder, GS Commercial Real Estate LP, as Note A-2 Holder, and Forethought Life Insurance Company, as Note B Holder.	(E)
4.7	Co-Lender Agreement, dated as of May 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 31, 2016	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 31, 2016 (included as part of Exhibit 5).	(E)
10	Mortgage Loan Purchase Agreement, dated as of May 1, 2016, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated May 31, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated May 18, 2016	(E)